                                                                   Exhibit 10.2
                        QUOTE FOR PRODUCTS AND SERVICES

[VERIO LOGO]
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

                                                                            ---Order Status------------
                                                                            [ ] Quote Only
--Quote Prepared By----------                Date: May 7, 1999              [X] New Customer Order
[X] Rep [ ] Referral Partner [ ] ASP              ------------              [ ] Existing Customer Order
-----------------------------          ------------------------------       ---------------------------
            Verio                      Company               Customer            America's Home Page
8001 Irvine Center Dr. Suite 1200      St. Address        St. Address          3655 Nobel Dr. Suite 550
        Irvine, Ca 91618               City/State/Zip  City/State/Zip             San Diego, Ca 92122
         (949) 453-2344                Phone                    Phone             619-677-0500 ext. 18
         (949) 450-8410                Fax                        Fax                 619-457-1922
           Tim Prucha                  Contact                Contact                 David Bellino
=======================================================================================================
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                            VERIO INTERNET SERVICES
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
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     SERVICE DESCRIPTION      NO   PRICING   MONTHLY   ONE-TIME(1)   PRODUCT CODE    SITE
--------------------------------------------------------------------------------------------
None                           1    Auto                                               1
--------------------------------------------------------------------------------------------
VSC 1.5M Ethernet Colocation   1    Auto     $1,500.00    $500.00     VMC-EC-01500     1
--------------------------------------------------------------------------------------------
None                           1    Auto                                               1
--------------------------------------------------------------------------------------------
None                           1    Auto                                               1
--------------------------------------------------------------------------------------------
None                           1    Auto                                               1
--------------------------------------------------------------------------------------------
1.5M Burst to 2.5M                             $500.00
--------------------------------------------------------------------------------------------
1/2 Rack 10 AMPS                               $500.00    $500.00
                                             ---------  ---------
     TOTAL VERIO INTERNET SERVICES           $2,500.00  $1,000.00
============================================================================================
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                           VERIO NETWORKING EQUIPMENT

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
--------------------------------------------------------------------------------------------
     ITEM DESCRIPTION         NO   SERVICE    COST    TOTAL    HARDWARE ORDER CODE    SITE
--------------------------------------------------------------------------------------------
None                           1                                                         1
--------------------------------------------------------------------------------------------
None                           1                                                         1
--------------------------------------------------------------------------------------------
None                           1                                                         1
--------------------------------------------------------------------------------------------
None                           1                                                         1
--------------------------------------------------------------------------------------------
None                           1                                                         1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
     TOTAL VERIEO NETWORKING EQUIPMENT
============================================================================================
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
          FEATURES OF THE SELECTED VERIO INTERNET SERVICES                         IP ITEM
--------------------------------------------------------------------------------------------
                                                                                       1
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          CrossConnect Bandwidth                                                       2
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                                                                                       3
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                                                                                       4
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                                                                                       5
============================================================================================
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                     ASSOCIATED TELCO SERVICES REQUIRED(2)
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
SITE TELCO CONNECTIVITY SERVICE    NO   CARRIER   MONTHLY  ONE-TIME    VERIO POP     NPA/nxx
--------------------------------------------------------------------------------------------
1                        None                                         VSC Irvine 1   949-221
--------------------------------------------------------------------------------------------
1                        None
--------------------------------------------------------------------------------------------
1                        None
--------------------------------------------------------------------------------------------
1                        None
--------------------------------------------------------------------------------------------
1                        None
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                      TOTAL TELCO SERVICES(4)
============================================================================================
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                                     Page 1

                               EXECUTIVE SUMMARY

[VERIO LOGO]                                                  [VERIO WORLD LOGO]
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
              Verio                                       America's Home Page
8001 Irvine Center Dr. Suite 1200                      3655 Nobel Dr. Suite 550
        Irvine, CA 91618                                  San Diego, Ca 92122
          Tim Prucha                                         David Bellino

            SUMMARY PRICING FOR SELECTED VERIO SERVICES AND PRODUCTS
--------------------------------------------------------------------------------

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
                                    MONTHLY      ONE-TIME         COMMENTS
--------------------------------------------------------------------------------------------
Verio Total Internet Charges       $2,500.00     $1,000.00
------------------------------------------------------------------------------------
Total Telco Charges
------------------------------------------------------------------------------------
Total Network Equipment
------------------------------------------------------------------------------------
Other Charges or Credits (VERIO)
--------------------------------------------------------------------------------------------
Other Charges or Credits                                                             Tax %
--------------------------------------------------------------------------------------------
Tax                                                                                  7.75%
--------------------------------------------------------------------------------------------
     Totals                        $2,500.00     $1,000.00
============================================================================================


===============================================================================
                              TERMS AND CONDITIONS
This quote for Verio services and products is valid for 30 days (promotions may expire earlier). After 30 days, this quote may be honored by Verio at its sole discretion. To accept this quote and order the services and/or products represented here, you must sign this quote, choose a payment method, and return this document to Verio or one of its authorized agents. Signature indicates acceptance of Verio's "ACCESS SERVICE AGREEMENT TERMS AND CONDITIONS" (attached), as well as the pricing, products, and services indicated on this quote. Telephone company pricing included in this quote is believed to be accurate, but is not guaranteed by Verio.
===============================================================================

/s/ Joel W. Cohen                     Accepted For:           President and Chief Executive Officer
------------------------------  ---------------------------  --------------------------------------
          Signature                                           Title of Customer Representative
                                    America's Home Page
                                 3655 Nobel Dr. Suite 550
        Joel W. Cohen              San Diego, Ca 92122                   May 13, 1999
----------------------------------------------------------------------------------------------
                         -------------------------------------------        Date
                         Contract Term
                         [ ] Month  [X] 1 Year  [ ] 3 Years  [ ] 5 Years  [ ] Other
                         -------------------------------------------
==============================================================================================


                   ADDITIONAL COMMENTS OR SPECIAL CONDITIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    Verio: UPS Generator Backup, Multihomed Backbone, Class C of Addresses.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PLEASE SIGN THIS AGREEMENT AFTER READING THE TERMS AND CONDITIONS AND ADDITIONAL STIPULATIONS BELOW.

(1) Set-up includes installation fees and associated set-up and configuration of equipment.

(2) Any interruption in any Service(s) that is caused by the malfunction or interruption of any telecommunications services or facility (including, but not limited to, cables and fiber optic lines) order by Verio on behalf of Customer or purchased directly by Customer in connection with the Service(s) will not be deemed a breach of Verio's obligations under this Agreement.

(3) VERIO is acting only as a reseller of the hardware and software offered under this Agreement, which was manufactured by a third party ("Manufacturer"). Verio shall not be responsible for any changes in Service(s) that cause hardware or software to become obsolete, require modification or alteration, or otherwise affect the performance of the Services. Any malfunction or manufacturer's defects of equipment either sold or provided by VERIO to Customer or purchased directly by Customer in connection with the Service(s) will not be deemed a breach of VERIO's obligations under this Agreement. Customer shall use its best efforts to protect and keep confidential all intellectual property provided by VERIO to Customer through any hardware or software and shall make no attempt to copy, alter, reverse-engineer, or tamper with such intellectual property or to use it other than in connection with the Services. Prices do not include the cost of shipping and handling of equipment.

(4) Customer may incur early termination charges from the Telephone Company in the event services are cancelled prior to completion of the contract term.

The New World of Business(TM)
www.verio.net.
Phone: 800-273-5600  Fax: 949-450-8410                                 VERIO(TM)

                  ACCESS SERVICE AGREEMENT TERMS AND CONDITIONS

1. This Agreement applies to the purchase of all services (collectively, the "Services") ordered by Customer under this Agreement.

2. Customer shall pay the fees and other charges for each Service as provided in this Agreement. VERIO reserves the right to change rates by notifying Customer sixty (60) days in advance of the effective date of the change; provided that VERIO shall not change any rates during the term of any Term Commitment. Billing for Services will commence when a VERIO hub and a telephone circuit/line are prepared to route IP packets to Customer's location. Service charges shall be invoiced monthly, and payment shall be due on the date specified in the invoice ("Due Date"). Set-Up and equipment charges shall be invoiced upon acceptance of this Agreement by VERIO. Customer will pay a late payment charge equal to 1.5% (or the highest amount permitted by law, whichever Is lower) per month or portion thereof on the outstanding balance of any invoice remaining unpaid thirty (30) days after the Due Date. Accounts unpaid thirty (30) days after the Due Date may have service suspended or terminated. Such suspension or termination shall not relieve Customer of its obligation to pay the monthly fee. Customer agrees to pay VERIO its reasonable expenses, including attorney's fees and collection agency fees, incurred in enforcing its rights under this Agreement. Customer shall pay all federal, state, and local sales, use, value added, excise, duty and any other taxes assessed with respect to the Services and the sale of equipment to Customer, except that taxes based on VERIO's net income shall be the responsibility of VERIO.

3. This Agreement will be automatically renewed on a month to month basis at the end of the Term Commitment unless Customer provides ninety (90) days written notice to VERIO of termination of this Agreement. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of VERIO's standard monthly charge for each month remaining in the Term Commitment.

4. Customer shall at all times adhere to the VERIO Acceptable Use Policy located at http://www.verio.net/isite/policy.html, as amended from time to time by VERIO effective upon posting of the revised policy at the URL. Notwithstanding anything to the contrary contained herein, VERIO may immediately take corrective action, including disconnection or discontinuance of any and all Services, or terminate this Agreement in the event of notice of possible violation by Customer of the VERIO Acceptable Use Policy.

5. VERIO exercises no control over, and accepts no responsibility for, the content of the information passing through VERIO's host computers, network hubs and points of presence (the "VERIO Network"). VERIO MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT FOR THE SERVICES OR ANY EQUIPMENT VERIO PROVIDES. NEITHER VERIO, ITS EMPLOYEES, AFFILIATES, AGENTS, THIRD-PARTY INFORMATION PROVIDERS, MERCHANTS, LICENSORS OR THE LIKE, WARRANT THAT THE SERVICES WILL NOT BE INTERRUPTED OR ERROR FREE; NOR DO ANY OF THEM MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICES OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION SERVICED OR MERCHANDISE CONTAINED IN OR PROVIDED THROUGH THE SERVICES. VERIO IS NOT LIABLE FOR THE CONTENT OF ANY DATA TRANSFERRED EITHER TO OR FROM CUSTOMER OR STORED BY CUSTOMER OR ANY OF ITS CUSTOMERS VIA THE SERVICE(S) PROVIDED BY VERIO.

6. Customer will indemnify, save harmless, and defend VERIO and all employees, officers, directors and agents of VERIO (collectively "indemnified parties") from and against any and all claims, damages, losses, liabilities, suits, actions, demands, proceedings (whether legal or administrative) and expenses (including but not limited to reasonable attorneys' fees) threatened, asserted, or filed by a third party against any of the indemnified parties arising out of or relating to the use of the Services, including any violation of the VERIO Acceptable Use Policy.

7. IN NO EVENT SHALL VERIO BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS, REVENUE, DATA OR USE, BY CUSTOMER OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR STRICT LIABILITY OR OTHER LEGAL THEORY, EVEN IF VERIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will VERIO's liability for any damages, losses and causes of actions whether in contract or tort (including negligence or otherwise) exceed the actual dollar amount paid by Customer for the Service which gave rise to such damages, losses and causes of actions during the 12-month period prior to the date the damage or loss occurred or the cause of action arose. VERIO shall not be liable for failure or delay in performing its obligations hereunder if such failure or delay is due to circumstances beyond its reasonable control, including, without limitation, acts of any governmental body, war, insurrection, sabotage, embargo, fire, flood, strike or other labor disturbance, interruption of or delay in transportation, interruption or delay in telecommunications services or inability to obtain raw materials, supplies, or power used in or equipment needed for provision of the Services.

8. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Colorado. This Agreement may not be amended except upon the written consent of the parties; provided that the VERIO Acceptable Use Policy may be amended from time to time by VERIO. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder shall not constitute a waiver of the act or condition itself. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, and assigns. Customer may not assign this Agreement without the prior written consent of VERIO. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement shall remain in full force and effect.

This Agreement supercedes all previous representations, understandings or agreements and shall prevail notwithstanding any variance with the terms and conditions of any order submitted. Acceptance of this Agreement by VERIO may be subject, in VERIO'S absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate VERIO'S acceptance of this Agreement. Use of the VERIO Network constitutes acceptance of this Agreement.


1 of 1                                              Customer Initials __________